EXHIBIT 10.6

FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

THIS FIRST AMENDMENT TO INTERCREDITOR AGREEMENT (the "Amendment") is entered into and made effective as of this 5th day of March, 2004, by and among WORLD FINANCIAL NETWORK NATIONAL BANK, a national banking association ("World"), SPECIALTY RETAILERS (TX) LP, a Texas limited partnership f/k/a SRI 2004 (TX) LP ("SRLP"), STAGE STORES, INC., a Nevada corporation (the "Parent"), and FLEET RETAIL GROUP, INC., a Delaware corporation f/k/a Fleet Retail Finance Inc. in its separate capacity as agent (the "Bank Agent"), for the Secured Parties (as defined in the Credit Agreement).

WITNESSETH:

WHEREAS, World, SRLP, the Parent and the Bank Agent have entered into that certain Intercreditor Agreement dated September 12, 2003 (the "Intercreditor Agreement"), under which the parties have agreed to the terms of the release of the Bank Agent's security interest in the Private Label Assets and the allocation of priorities in, and the enforcement of remedies with respect to, the Stage Proceeds and with respect to the Collateral; and

WHEREAS, SRLP, the Parent and World have entered into a certain Credit Card Portfolio Purchase and Sale Agreement dated January 9, 2004 (the "Peebles Purchase Agreement"), under which World has agreed to purchase certain private label credit card accounts under the name of Peebles and the receivables related thereto; and

WHEREAS, in connection with the Peebles Purchase Agreement, the parties hereto have agreed to amend and modify certain terms and conditions in the Intercreditor Agreement as hereafter described in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agreed as follows:

1. In Paragraph 1 of the Preliminary Statements of the Intercreditor Agreement (the "Preliminary Statements"), the definition of "Purchase Agreement" is deleted in its entirety and replaced in its entirety to read as follows:

            "Purchase Agreement" shall collectively mean: (i) the Granite Purchase Agreement, as the same may be amended, modified or supplemented from time to time, and (ii) the Peebles Purchase Agreement, as the same may be amended, modified or supplemented from time to time."

2. In Paragraph 2 of the Preliminary Statements, the definition of "Program Agreement" is deleted in its entirety and replaced in its entirety to read as follows:

            "Program Agreement" shall mean that certain Amended and Restated Private Label Credit Card Program Agreement dated even date herewith by and among World, Parent and SRLP, as the same may be amended, modified or supplemented from time to time."

3. Article I of the Intercreditor Agreement is amended to add the definitions of "Granite Purchase Agreement", "Peebles Purchase Agreement", "Purchased Assets - Granite" and "Purchased Assets - Peebles", and the definition of "Purchased Assets" is deleted in its entirety and replaced with the definition set forth below:

            "Granite Purchase Agreement" shall mean that certain Credit Card Portfolio Purchase and Sale Agreement dated May 21, 2003, by and among the Parent, Granite National Bank, a national banking association, SRLP, Stage Receivable Funding LP, a Texas limited partnership, ADS Alliance Data Systems, Inc., a Delaware corporation and World, as amended by that certain First Amendment to Credit Card Portfolio Purchase and Sale Agreement dated September 12, 2003.

            "Peebles Purchase Agreement" shall have the meaning set forth in the Recitals.

            "Purchased Assets - Granite" means (a) all Receivables now owned or hereafter existing, (i) sold by SRLP to World under and pursuant to the terms of the Granite Purchase Agreement, or (ii) hereafter arising under a Credit Card Agreement (in each case, to the extent not an Excluded Asset), and (b) the private label credit card accounts established by Granite National Bank and transferred to World under the terms of the Granite Purchase Agreement or the Program Agreement, as applicable.

            "Purchased Assets - Peebles" means all (a) Receivables now owned or hereafter existing, (i) sold by SRLP to World under and pursuant to the terms of the Peebles Purchase Agreement, or (ii) hereafter arising under a Credit Card Agreement (in each case, to the extent not an Excluded Asset), and (b) the private label credit card accounts established under the name Peebles and transferred to World under the terms of the Peebles Purchase Agreement or the Program Agreement, as applicable.

            "Purchased Assets" means, collectively, the Purchased Assets - Granite and the Purchased Assets - Peebles.

4. Unless otherwise amended by this Amendment, all terms defined by reference to the Credit Agreement shall mean the definitions in effect therein as of the date of this Amendment (without giving effect to future amendments thereto), and by execution and delivery of this Amendment, World hereby acknowledges receipt of a copy of that certain Credit Agreement dated August 21, 2003, as amended by that certain Limited Waiver and First Amendment to Credit Agreement dated November 4, 2003, and further amended by that certain Joinder to Credit Agreement dated January 30, 2004, as provided by the Bank Agent to World on March 3, 2004.

5. All of the terms, conditions, covenants, representations, warranties and agreements contained in the Intercreditor Agreement, except as to the extent amended by this Amendment, and all other documents, instruments and agreements made and delivered in connection therewith, shall remain in full force and effect and continue to be binding upon the parties hereto and thereto according to their respective terms.

6. This Amendment may be executed in counterparts.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.

"WORLD"                                                                                 WORLD FINANCIAL NETWORK NATIONAL BANK,

                                                                                                   a national banking association

                                                                                                   By: /s/ Daniel T. Groomes

                                                                                                   Daniel T. Groomes, President

"SRLP"                                                                                       SPECIALTY RETAILERS (TX) LP,

                                                                                                   a Texas limited partnership,

                                                                                                   as Borrower, individually and as Servicer

                                                                                                   By: /s/ Richard E. Stasyszen

                                                                                                   Richard E. Stasyszen,

                                                                                                   Senior Vice President-Finance and Controller

"PARENT"                                                                                 STAGE STORES, INC.,

                                                                                                   a Nevada corporation

                                                                                                   By: /s/ Richard E. Stasyszen

                                                                                                   Richard E. Stasyszen,

                                                                                                   Senior Vice President-Finance and Controller

"BANK AGENT"                                                                        FLEET RETAIL GROUP, INC. (f/k/a Fleet Retail Finance, Inc.),

                                                                                                    a Delaware corporation,

                                                                                                    as Bank Agent

                                                                                                    By: /s/ James R. Dore

                                                                                                    James R. Dore, Managing Director